SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AMERICAN CAPITAL STRATEGIES, LTD
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5)  Total Fee paid:

   _____________________________________________________________________________

/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No.:______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________





------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]

                       AMERICAN CAPITAL STRATEGIES, LTD.
                       3 BETHESDA METRO CENTER, SUITE 860
                            BETHESDA, MARYLAND 20814
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1998
                            ------------------------

To the Stockholders:

     The Annual Meeting of Stockholders of American Capital Strategies, Ltd. (the 'Company') will be held at the Bethesda Residence Inn, 7335 Wisconsin Avenue, Bethesda, Maryland 20814, on Thursday, May 14, 1998, at 10:00 a.m., for the following purposes:

     1. To elect three directors of the Company each to serve a three-year term and until their successors are elected and qualified;

     2. To approve the adoption of the Company's 1998 Disinterested Director Stock Option Plan;

     3. To approve the adoption of an amendment to the Company's 1997 Stock Option Plan increasing the number of shares available for grant thereunder;

     4. To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the year ending December 31, 1998; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 9, 1998, are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     A proxy statement, form of proxy and self-addressed envelope are enclosed. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS,



                                          Adam Blumenthal
                                          Secretary

April 13, 1998

                                     [LOGO]


                       AMERICAN CAPITAL STRATEGIES, LTD.
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Capital Strategies, Ltd. (the 'Company'), for use at the Company's Annual Meeting of Stockholders (the 'Annual Meeting') to be held on May 14, 1998, at 10:00 a.m. at the Bethesda Residence Inn, 7335 Wisconsin Avenue, Bethesda, Maryland 20814, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders, which includes audited financial statements for the year ended December 31, 1997, are first being sent to stockholders on or about April 14, 1998.

                                    GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time prior to the voting of the proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Company. In the event you attend the Annual Meeting, you may revoke your proxy and cast your vote personally. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the three director nominees, FOR the adoption of the 1997 Disinterested Director Stock Option Plan, FOR the adoption of an amendment to the 1997 Stock Option Plan, and FOR the ratification of Ernst & Young LLP as the independent accountants of the Company.

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their judgment on such matters.

     The cost of soliciting proxies on the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company's common stock, $0.01 par value per share (the 'Common Stock').

     The Board of Directors has fixed the close of business on April 9, 1998, as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof ('Record Date'). On the Record Date there were issued and outstanding 11,068,767 shares of Common Stock. Only holders of the Common Stock on the Record Date are entitled to vote at the Annual Meeting and such holders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy duly authorized in writing. The presence in person or by proxy of a majority in voting power of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     The Company's principal executive offices are located at 3 Bethesda Metro Center, Suite 860, Bethesda, Maryland 20814. Notices of revocation of proxies should be sent to that address.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of March 26, 1998 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers named in the Compensation Table (the 'Compensated Persons'), the executive officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                                            AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                        BENEFICIAL OWNERSHIP    PERCENT OF CLASS/1/
------------------------------------                                        --------------------    -------------------
Dresdner RCM Global Investors LLC/2/.....................................             990,900               9.0%
  RCM Limited L.P.
  RCM General Corporation
  Four Embarcadero Center
  San Francisco, California 94111
Dresdner Bank AG/3/......................................................             990,900               9.0%
  Jurgen-Ponto-Piatz/1/
  60301 Frankfurt, Germany
Janus Capital Corp./4/...................................................             948,125               8.6%
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206
Norwest Bank Minnesota, N.A./5/..........................................             756,790               6.8%
  Norwest Center
  Sixth and Marquette
  Minneapolis, Minnesota 55479
The Capital Group Companies, Inc./6/.....................................             680,400               6.1%
  333 South Hope Street
  Los Angeles, California 90071

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------
David Gladstone .........................................................             682,406 /7/           6.2%
  3 Bethesda Metro Center
  Suite 860
  Bethesda, Maryland 20814
Malon Wilkus ............................................................             780,406 /8/           7.1%
  3 Bethesda Metro Center
  Suite 860
  Bethesda, Maryland 20814
Adam Blumenthal..........................................................             324,074 /9,10/        2.9%
John Erickson............................................................              27,500 /11/          *
Robert L. Allbritton.....................................................               5,057               *
Landon Butler............................................................               2,500               *
Neil M. Hahl.............................................................               2,000               *
Philip R. Harper.........................................................               3,000               *
Stan Lundine.............................................................                 400               *
Stephen P. Walko.........................................................                  --               --
Roland Cline.............................................................             202,285 /10,12/       1.8%
Stephen L. Hester........................................................              52,933 /13/           *
Officers and directors as a group (12 persons)...........................           2,082,561              18.8%

------------------
*  Less than one percent.

1 Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and executive officers of the Company that are exercisable within 60 days of March 26, 1998, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

 2 Dresdner RCM Global Investors LLC ('Dresdner RCM'), a registered investment advisor, is deemed to have beneficial ownership of 990,900 shares of Common Stock as of December 31, 1997. RCM Limited L.P. ('RCM Limited') is the managing agent of Dresdner RCM and RCM General Corporation ('RCM General') is the general partner of RCM Limited. RCM Limited and RCM General have beneficial ownership of such Common Stock only to the extent that they may be deemed to have beneficial ownership of securities beneficially owned by Dresdner RCM. Dresdner RCM has sole voting power over 821,900 of such shares and sole dispositive power over 950,900 of such shares and shares dispositive power over 40,000 of such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Dresdner RCM, RCM Limited and RCM General for calendar year 1997.

 3 Dresdner Bank AG ('Dresdner Bank') is the sole parent of Dresdner RCM Global
   Investors LLC, an investment advisor (see footnote 2 above). Beneficial ownership reported by Dresdner Bank as of December 31, 1997 relates solely to shares held by Dresdner RCM and over which Dresdner Bank disclaims any voting power or dispositive power. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Dresdner Bank for calendar year 1997.

 4 Janus Capital Corporation ('Janus'), a registered investment advisor, is deemed to have beneficial ownership of 948,125 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of individual and institutional clients managed by Janus. However, Janus does not have the right to receive any dividends from or the proceeds from the sale of such shares. Janus reports that it has shared voting power and shared dispositive power with respect to all such shares. Thomas H. Bailey ('Bailey') owns approximately 12.2% of Janus and is President and Chairman of the Board of Janus and, as a result of such stock ownership and positions, may be deemed to exercise control over Janus. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Janus and Bailey for calendar year 1997.

 5 Norwest Bank Minnesota, National Association ('NBM'), is a national banking association. Norwest Corporation ('Norwest') is the ultimate parent of NBM. Crestone Capital Management, Inc. and Peregrine Capital Management, Inc. are subsidiaries of NBM and registered investment advisors. NBM and certain subsidiaries are deemed to have beneficial ownership of 756,790 shares of Common Stock but Norwest and its subsidiaries do not have the right to receive, or the power to direct the receipt of dividends from, or the proceeds of the sale of such securities. To the knowledge of Norwest, no interest of any person, other than Okahena Partnership, represents more than 5% of the Common Stock. The Company has no information with regard to Okahena Partnership. Of such shares of Common Stock, NBM and subsidiaries have sole voting power with regard to 685,585 shares, sole dispositive power with regard to 750,790 shares and shared dispositive power with regard to 6,000 shares. Information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by NBM for calendar year 1997.

 6 The Capital Group Companies, Inc. ('Capital') is the parent holding company of a group of companies including Capital Research and Management Company, a registered investment advisor and Capital Guardian Trust Company, a bank. As a result of acting as investment advisor and in other capacities, Capital may be deemed to have beneficial ownership of 680,400 shares of Common Stock over which it has sole voting power with regard to 205,400 shares and sole dispositive power with regard to all such shares. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Capital for calendar year 1997.

 7 Includes 1,759 shares allocated to the account of Mr. Gladstone as a participant in the Company's Employee Stock Ownership Plan ('ESOP') over which Mr. Gladstone has voting power under terms of the ESOP and 608,782 shares issuable upon the exercise of options.

 8 Includes 43,117 shares allocated to the account of Mr. Wilkus as a participant in the ESOP over which Mr. Wilkus has voting power under the terms of the Company ESOP and 82,428 shares issuable upon the exercise of options.

 9 Includes 287,788 shares issuable upon the exercise of options.

10 Reflects only 36,286 shares and 36,253 shares allocated to the accounts of Messrs. Blumenthal and Cline, respectively, as participants in the ESOP and over which they have voting power under the terms of the ESOP but does not include other shares owned by the ESOP for which Messrs. Blumenthal and Cline are among the trustees.

11 Includes 25,000 shares issuable upon the exercise of options.

12 Includes 166,032 shares issuable upon the exercise of options.

13 Includes 12,685 shares allocated to the account of Mr. Hester as a participant in the ESOP over which Mr. Hester has voting power and 28,248 shares issuable upon the exercise of options.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation the ('Certificate of Incorporation'), the directors are divided into three classes, composed of three directors each. The existing classes of directors hold office for terms expiring at the annual meetings of stockholders to be held in 1998, 1999 and 2000, respectively. Stockholders elect one-third of the members of the Board of Directors annually.

     The terms of David Gladstone, Robert L. Allbritton and Landon Butler will expire at the Annual Meeting, and each has been nominated to stand for re-election at the Annual Meeting to hold office until the annual meeting to be held in 2001 and his successor is elected and qualified. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. The election of directors requires the vote of a plurality of the Common Stock. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below.

     Certain information, as of the Record Date, with respect to each of the directors of the Company including the three nominees for election at the Annual Meeting is set forth below.

NAME AND YEAR FIRST
ELECTED DIRECTOR                                   AGE   BACKGROUND INFORMATION
-------------------                                ---   ----------------------
                                          NOMINEES FOR DIRECTOR
David Gladstone* (1997).........................   55    Mr. Gladstone has served as Chairman of the
                                                         Board of the Company since June 1997. From 1974
                                                         to February 1997, Mr. Gladstone held various
                                                         positions, including Chairman and Chief
                                                         Executive Officer, with Allied Capital
                                                         Corporation, Allied Capital Corporation II,
                                                         Allied Capital Lending Corporation, Allied
                                                         Capital Commercial Corporation and Allied
                                                         Capital Advisors Inc. From 1992 to 1997, Mr.
                                                         Gladstone served as a Director and President and
                                                         Chief Executive Officer of Business Mortgage
                                                         Investors. Mr. Gladstone served as a Director of
                                                         The Riggs National Corporation (the parent of
                                                         Riggs Bank) from 1993 to May 1997 and of Riggs
                                                         Bank from 1991 to 1993. He currently serves as a
                                                         Trustee of The George Washington University. Mr.
                                                         Gladstone is the managing member of Capital
                                                         Investor, a private fund backed by Information
                                                         Technology professionals to make investments in
                                                         start-up companies and is chairman of Coastal
                                                         Berry Company, LLC, a large farming business in
                                                         California.
Landon Butler (1997)............................   56    Mr. Butler is currently President of Landon
                                                         Butler & Co., an investor relations firm, a post
                                                         he has held since 1981. Mr. Butler is currently
                                                         Vice Chairman of Poland Partners Management
                                                         Company and a Member of the Policy Board of
                                                         Multi-Employer Property Trust.

NAME AND YEAR FIRST
ELECTED DIRECTOR                                   AGE   BACKGROUND INFORMATION
-------------------                                ---   ----------------------
Robert L. Allbritton (1997)                        29    Mr. Allbritton has served as the Executive Vice
                                                         President and Chief Operating Officer of
                                                         Allbritton Communications Company since 1994 and
                                                         as a Director of that Company since 1992. Mr.
                                                         Allbritton is currently a Director of Riggs
                                                         National Corporation, Riggs Bank Europe,
                                                         Limited, All Newsco, Inc., Perpetual Corporation
                                                         and Allbritton Jacksonville, Inc.

                                  DIRECTORS WITH TERMS EXPIRING IN 1999

Adam Blumenthal* (1993).........................   36    Mr. Blumenthal has served as the Company's
                                                         Executive Vice President since 1995. From 1990
                                                         to 1995, Mr. Blumenthal served as a Vice
                                                         President of the Company. Mr. Blumenthal
                                                         currently serves as a Director of Mobile Tool
                                                         International, Martino's Bakery, Inc., the Good
                                                         Stuff Food Company, Inc. and the Yale School of
                                                         Management Alumni Association.
Neil M. Hahl (1997).............................   49    Mr. Hahl has been President of The Weitling
                                                         Group, a business consulting firm, since 1996.
                                                         From 1995 to 1996, Mr. Hahl served as Senior
                                                         Vice President of the American Financial Group.
                                                         From 1982 to 1996, Mr. Hahl served as Senior
                                                         Vice President and CFO of Penn Central
                                                         Corporation. Mr. Hahl is currently a Director of
                                                         Buckeye Management Company and American
                                                         Financial Enterprises.
Stan Lundine (1997).............................   59    Mr. Lundine has served as Of Counsel for the law
                                                         firm of Sotir and Goldman since 1995. From 1987
                                                         to 1994, he was the Lieutenant Governor of the
                                                         State of New York. Mr. Lundine is a Director of
                                                         U.S. Investigations Services, Inc. and National
                                                         Forge Holdings. From 1976 to 1986, Mr. Lundine
                                                         served as a member of the U.S. House of
                                                         Representatives.

                                  DIRECTORS WITH TERMS EXPIRING IN 2000

Philip R. Harper (1997).........................   54    Since July 1996, Mr. Harper has served as
                                                         President, Chief Executive Officer and a
                                                         Director of U.S. Investigations Services, Inc.
                                                         From 1991 to 1995, Mr. Harper served as
                                                         President of Wells Fargo Alarm Services. From
                                                         1988 to 1991, Mr. Harper served as President of
                                                         Burns International Security Services--Western
                                                         Business Unit.

NAME AND YEAR FIRST
ELECTED DIRECTOR                                   AGE   BACKGROUND INFORMATION
-------------------                                ---   ----------------------
Stephen P. Walko (1997).........................   47    Mr. Walko is President and a Director of
                                                         Textileather Corporation, a manufacturer of
                                                         vinyl products, posts he has held since 1990.
                                                         Mr. Walko is a Director of Mobile Tool
                                                         International, Inc. and Bliss Salem Steel Corp.
Malon Wilkus* (1986)............................   46    Mr. Wilkus founded the Company in 1986 and has
                                                         served as the Company's President since that
                                                         time. Mr. Wilkus previously served as Chairman
                                                         and is a Director of the National Center for
                                                         Employee Ownership. Mr. Wilkus is a member of
                                                         the Board of Governors of the ESOP Association.
                                                         Mr. Wilkus is a Director of Erie Forge & Steel,
                                                         Inc., Good Stuff Food Company, Inc. and
                                                         Martino's Bakery, Inc.

------------------
*'Interested Person' as defined in Section 2(a)(19) of the Investment Company
 Act of 1940 (the '1940 Act').

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

     Executive Committee -- This Committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law. Members of the Executive Committee are Messrs. Gladstone, Wilkus and Blumenthal. All three members of the Executive Committee are 'interested persons' under the 1940 Act.

     Audit Committee -- This committee makes recommendations to the Board of Directors with respect to the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accounts and reviews the adequacy of the Company's internal accounting contracts. Members of the Audit Committee are Messrs. Allbritton, Hahl, Walko and Lundine.

     Compensation Committee -- This committee has the responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company's 1997 Stock Option Plan (the 'Employee Option Plan'). Members of the Compensation Committee are Messrs. Butler, Hahl and Harper.

     The Board of Directors does not have a standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice (setting forth the information required by the Company's Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to stockholders.

     The members of the Board of Directors other than Messrs. Gladstone, Wilkus and Blumenthal were elected on August 26, 1997, several days before the Company's initial public offering of Common Stock. The Board of Directors held four formal meetings after that date during 1997. The Executive Committee held two formal meetings after that date during 1997. The Compensation Committee held two formal meetings after that date during fiscal 1997 and the Audit Committee held no meetings during fiscal 1997. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain details of compensation paid to three highest paid executive officers during 1997, as well as to each of the Company's executive officers who was also a director.

                        1997 SUMMARY COMPENSATION TABLE

                                                                SALARY       BONUS      RETIREMENT
NAME AND PRINCIPAL POSITIONS                                      ($)         ($)       BENEFITS(1)
----------------------------                                   ---------    --------    ----------
Malon Wilkus
  President and Director....................................     150,000           0     $ 10,963
David Gladstone
  Chairman of the Board of Directors........................     112,500           0       10,277
Adam Blumenthal
  Executive Vice President, Chief Financial Officer(2),
  Secretary and Director....................................     146,250      40,107       10,963
Roland Cline
  Vice President............................................     222,242(3)   37,877       10,963

------------------

(1) Represents the value to the Company of Common Stock allocated in 1997 to the officer's account in the Company ESOP.

(2) Effective February 12, 1998, John Erickson succeeded Mr. Blumenthal as Chief Financial Officer.

(3) Includes $82,034 designated as moving and relocation assistance.

                           LONG TERM INCENTIVE PLANS

     The Company maintains two long term incentive plans in which executive officers of the Company participate: (i) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements and (ii) the Employee Option Plan. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

     ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a combination money purchase and stock bonus plan, designed to be invested primarily in Common Stock of the Company and qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'). Until July 1997, the Company made periodic contributions to the ESOP equal to a specified percentage of the cash compensation received by the ESOP participants. That amount was used by the ESOP to repay loans from the Company, which repayment enabled the ESOP to allocate shares of Common Stock of the Company to participants. In July 1997, those loans were fully repaid. Since August 1997, the ESOP has provided that ESOP participants will receive allocations of Company stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her ESOP account over a five-year period beginning on the date of first employment.

     Option Plan. The Employee Option Plan is described in more detail below. See 'Proposal 3: Approval of Amendment No. 1 to the 1997 Stock Option Plan-- Summary of Material Provisions of the Employee Option Plan.' The following table shows for each of the named executive officers (1) the number of options that were granted during 1997 under the Employee Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named executive officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                          VALUE
                               NUMBER OF         PERCENT                                         AT ASSUMED ANNUAL RATES
                               SECURITIES    OF TOTAL OPTIONS                                        OF STOCK PRICE
                               UNDERLYING       GRANTED TO                                            APPRECIATION
                                OPTIONS         EMPLOYEES          EXERCISE                          FOR OPTION TERM
                                GRANTED         IN FISCAL           OR BASE       EXPIRATION    -------------------------
                               (#SHS.)(1)        YEAR(2)         PRICE ($/SH.)       DATE         5%($)         10%($)
                               ----------    ----------------    -------------    ----------    ----------    -----------
Malon Wilkus................      82,427            6.2%            $ 15.00        8/29/2007    $  777,578    $ 1,970,534
David Gladstone.............     608,782           45.8%            $ 15.00        8/29/2007    $5,742,899    $14,553,622
Adam Blumenthal.............     287,788           21.6%            $ 15.00        8/29/2007    $2,714,827    $ 6,879,897
Roland Cline................     166,032           12.5%            $ 15.00        8/29/2007    $1,566,250    $ 3,969,183
Stephen L. Hester...........      28,248            2.1%            $ 15.00        8/29/2007    $  266,475    $   675,300

                             DIRECTOR COMPENSATION

     During 1997, each non-employee director received an annual retainer fee of $5,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 1998, each non-employee director will be paid an annual retainer of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

     The following table sets forth the compensation received by each non-employee director during 1997:

NAME                                                                         1997 COMPENSATION
----                                                                         -----------------
Robert L. Allbritton......................................................        $ 8,000
Landon Butler.............................................................        $10,000
Neil M. Hahl..............................................................        $11,000
Philip R. Harper..........................................................        $11,000
Stan Lundine..............................................................        $ 9,000
Stephen P. Walko..........................................................        $ 9,000

                             EMPLOYMENT AGREEMENTS

     In 1997, prior to the initial public offering of the Common Stock, the Company entered into employment agreements with each of the then-executive officers. A similar agreement has been entered into with John Erickson upon his joining the Company in December 1997. (Mr. Erickson was elected Chief Financial Officer in February 1998.) Each of the agreements provides for a five-year term. However, two years before expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease.

     The base salary under the employment agreements of Messrs. Gladstone, Wilkus and Hester is $150,000 per year. The base salary under the employment agreements of Messrs. Blumenthal and Cline is $135,000 and $132,500 per year, respectively, subject to certain geographic cost of living adjustments, Mr. Erickson's employment agreement provides for an annual base salary of $125,000. Mr. Hester's base salary is subject to adjustment for part-time status. The Board of Directors has the right to increase the base salary during the term and also, generally, to decrease it, but not below the original base salary. The employment agreements provide that the executive officers are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary depending on the Company's performance against certain criteria to be established annually by the Compensation Committee of the Board of Directors. Each executive officer will be entitled to receive 5% of this bonus regardless of the Company's performance.

     Under the agreement, the executive officers are contractually entitled to participate in the Company's Employee Option Plan. If the Company should terminate an executive officer's employment by reason of the executive officer's disability, the executive officer would be entitled for two years to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the executive officer's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If the Company should terminate an executive officer's employment for any reason other than a disability or misconduct, the executive officer would be entitled to receive his base salary and bonus for two years, although the executive officer could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the executive officer resigned with good reason, which generally includes conduct by the Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors. Additionally, an executive officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.

     If the executive officer dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the date of death.

     In the event that the Company should terminate an executive officer's employment as a result of the executive officer's misconduct or in the event that the executive officer voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited (except that in the case of a voluntary termination by Mr. Gladstone, 30% of such options would be considered to have vested six months after the date of grant, 30% more would be considered to have vested one year after the date of grant, and 20% more would be considered to have vested on the second anniversary of the date of grant) and the executive officer would have no more than 90 days to exercise any unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

     Upon termination of employment, an executive officer would be subject to certain non-compete covenants. These covenants would generally apply for two years, although should the executive officer resign without good reason, the covenants would apply for only one year following resignation. The covenants applicable to Mr. Gladstone are generally shorter although in essentially all cases, Mr. Gladstone would be prohibited from competing with the Company for at least one year following the public offering completed in August, 1997. As noted above, during periods when executive officers are receiving severance payments from the Company, they may terminate covenants prohibiting competition by foregoing such payments.

                   PROPOSAL 2: APPROVAL OF 1997 DISINTERESTED
                           DIRECTOR STOCK OPTION PLAN

     In order to retain and attract highly qualified non-employee directors for the Company and to ensure their close identification of interests with those of the Company's stockholders, the Company's Board of Directors adopted the 1997 Disinterested Director Option Plan on November 6, 1997 (the 'Director Option Plan'), subject to the approval of the company's stockholders. Additionally, under provisions of the 1940 Act, it is necessary that the Company obtain an order from the Securities and Exchange Commission approving the Director Option Plan prior to its effectiveness. Assuming approval of this proposal by the stockholders and the issuance of such an order, each person who was a director on November 6, 1997 will be granted options to purchase 15,000 shares of Common Stock at the fair market value on the date the plan receives an appropriate order from the Securities and Exchange Commission. One-third of such options shall be deemed to have vested or shall vest, as applicable, on each of the first three anniversaries of November 6, 1997.

     The Board's approval of the Director Option Plan was based on the recommendation of the directors of the Company who are ineligible to participate in the Director Option Plan that compensation levels be established for non-employee directors at the rate of $10,000 per year and $1,000 for each board or committee meeting attended and that the Director Option Plan be established and that each participant be awarded options to purchase a total of 15,000 shares of Common Stock, which options would vest over a three-year period. That recommendation was made following an analysis of compensation of outside directors of public companies comparable to the Company.

           SUMMARY OF MATERIAL PROVISIONS OF THE DIRECTOR OPTION PLAN

     The following is a summary of the material provisions of the Director Option Plan. A complete copy of the Director Option Plan appears as Attachment 1 to this Proxy Statement.

     A maximum of 150,000 shares of Common Stock may be issued in the aggregate under the Director Option Plan. Unless sooner terminated by the Company's Board of Directors, the Director Option Plan will terminate on November 6, 2007 and no additional awards may be made under the Director Option Plan after that date. The maximum number of shares that may be covered by options granted under the Director Option Plan for a single participant is 25,000.

     Options granted under the 1997 Director Option Plan are non-qualfied stock options under the Code and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Stock options granted under the Director Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

     A committee of the Board of Directors whose members do not include any participants in the Director Option Plan administers the Director Option Plan (the 'Director Option Plan Committee') and has the authority, subject to the provisions of the Director Option Plan, to determine who will receive any further awards under the Director Option Plan and the terms of such awards. The Director Option Plan Committee, currently the Executive Committee, has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

     The Director Option Plan Committee may provide that the exercise price of an option may be paid in Common Stock. The committee may also permit a 'cashless exercise' arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

     The Director Option Plan Committee may also provide that if a participant delivers shares of Common Stock in full or partial payment of the exercise price of the option, the participant will be granted a 'reload stock option' to purchase that number of shares of Common Stock delivered by the participant.

     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger or share exchange in which the Company is not the surviving corporation, other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged or such other corporate reorganization as may be described by the Director Option Plan Committee, any outstanding options under the Director Option Plan shall be immediately fully exercisable by an optionee.

     In the event of death or the Disability (as defined in the Director Option
Plan) of a participant during his or her service as a director, all of his unexercised options shall immediately become exercisable and may be exercised for a period of three years following the date of death or one year following the date of Disability (but not later than the expiration date of the option). In the event of termination of a participant's service as a director for Cause (as defined in the Director Option Plan), all of his or her unexercised options shall terminate immediately upon such termination, unless otherwise determined by the Director Option Plan Committee. If a person ceases to be a non-employee director for any reason other than death, Disability or termination by the

Company for cause, his or her options generally will be exercisable for a period of one year thereafter (but not later than the expiration date of the option).

     The Director Option Plan may be amended by the Board of Directors, except that the Board may not (i) change any option previously made under the Director Option Plan in a manner that would impair the recipients' rights without their consent, (ii) amend the Director Option Plan without approval of the Company's stockholders if the effect of the amendment would be to (a) materially increase the number of shares reserved under, or benefits accruing to, the participants under the Director Option Plan or, (b) materially change the requirements for eligibility under the Director Option Plan, except as authorized by the Director Option Plan, and (iii) amend the Director Option Plan within six months for a prior amendment, except as required for compliance with the Code, or the rules thereunder.

     The following is a brief summary of the Federal income tax aspects of stock options granted under the Director Option Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences. As non-qualified stock options, (i) no income is realized by the participant at the time an option is granted under the Director Option Plan; (ii) generally upon exercise of an option under the Director Option Plan, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

                         DIRECTOR OPTION PLAN BENEFITS

     The table below sets forth benefits to be received by the persons listed therein in the event that adoption of the Director Option Plan is approved by the stockholders and the necessary exemptive order is issued by the Securities and Exchange Commission. All participants are non-employee directors of the Company.

                                                                NUMBER OF
                                                              SHARES SUBJECT    EXERCISE PRICE      VALUE OF
NAME AND POSITION                                               TO OPTION        PER SHARE(1)       OPTION(2)
-----------------                                             --------------    --------------    -------------
Robert L. Allbritton.......................................       15,000            $   --           $    --
Landon Butler..............................................       15,000                --                --
Neil M. Hahl...............................................       15,000                --                --
Philip R. Harper...........................................       15,000                --                --
Stan Lundine...............................................       15,000                --                --
Stephen P. Walko...........................................       15,000                --                --
                                                                  ------            ------           -------
         NON-EXECUTIVE DIRECTOR TOTAL.....................        90,000            $   --           $    --
                                                                  ======            ======           =======

------------------
(1) To be priced based on price of the Common Stock on the date the Director Option Plan becomes effective.
(2) Because options will be priced in the future, the value of benefits cannot now be determined.

                         CONCLUSION AND RECOMMENDATION

     The Board of Directors believes it is in the best interests of the Company and its stockholders to adopt the Director Option Plan, to help attract and retain non-employee directors of outstanding competence and to further align their interests with those of the Company's stockholders.

     A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR OPTION PLAN.

                   PROPOSAL 3: APPROVAL OF AMENDMENT NO. 1 TO
                           THE 1997 STOCK OPTION PLAN

     The Company's 1997 Stock Option Plan, (the 'Employee Option Plan') was originally adopted on August 27, 1997. The Employee Option Plan initially authorized the issuance of up to 1,328,252 shares of the Company's Common Stock.

     The Compensation Committee, which consists entirely of directors who are not employees of the Company, reviewed the Employee Option Plan and concluded that the number of shares authorized under the Employee Option Plan was insufficient to provide flexibility with respect to stock-based compensation, or to establish appropriate long-term incentives to achieve Company objectives. The Compensation Committee and the Board believe that stock-based incentive compensation, particularly through the award of stock options is a key element of officer and key employee compensation. Stock-based compensation advances the interests of the Company by encouraging and providing for the acquisition of equity interests in the Company by officers and key employees, thereby providing substantial motivation for superior performance and more fully aligning their interests with stockholders. In order to provide the Company with greater flexibility to adapt to changing economic and competitive conditions, and to implement long range goals and expansion plans through stock-based compensation strategies that will attract and retain those employees who are important to the long term success of the Company, the Board proposed the adoption, effective as of February 12, 1998 and subject to stockholder approval, of Amendment No. 1 to the Employee Option Plan to increase the number of shares of Common Stock authorized for issuance under the Employee Plan by 500,000 shares, or 3.9% of the 12,839,770 shares of Common Stock on a fully-diluted basis. The Compensation Committee and Board of Directors believe that the approval of this amendment is essential to further the long-term stability and financial success of the Company by attracting, motivating and retaining qualified employees through the use of stock incentives. A copy of the amendment appears as Attachment II to this Proxy Statement.

                     SUMMARY OF MATERIAL PROVISIONS OF THE
                              EMPLOYEE OPTION PLAN

     The following is a summary of the material provisions of the Employee Plan. The Company established the Employee Option Plan on August 27, 1997 for the purpose of attracting and retaining executive officers and other key employees. Non-employee directors were not eligible to participate.

     Currently, a maximum of 1,328,252 shares of Common Stock may be issued in the aggregate under the Employee Option Plan to employees. Options granted under the Employee Option Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's Board of Directors, the Employee Option Plan will terminate on August 27, 2007 and no additional awards may be made under the Employee Option Plan after that date. The maximum number of shares that may be covered by options granted under the Plan for a single participant is 608,782.

     Options granted under the Employee Option Plan may be either 'incentive stock options' within the meaning of Section 422 of the Code ('ISO') or non-qualified stock options, and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the Employee Option Plan. Incentive stock options must have a per share exercise price of no less than the fair market value or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of a share of Common Stock on the date of the grant. Non-qualfied stock options granted under the Employee Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

     The Compensation Committee administers the Employee Option Plan and has the authority, subject to the provisions of the Employee Option Plan, to determine who will receive awards under the Employee Option Plan and the terms of such awards. The Compensation Committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

     The Compensation Committee may provide that the exercise price of an option may be paid in Common Stock. The Compensation Committee may also permit a 'cashless exercise' arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

     The Compensation Committee may also provide with respect to any nonstatutory stock option (as defined in the Employee Option Plan) that if an employee delivers shares of Common Stock in full or partial payment of the exercise price of the nonstatutory stock option, the employee will be granted a 'reload stock option' to purchase that number of shares of Common Stock delivered by the employee.

     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger or share exchange in which the Company is not the surviving corporation, other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged or such other corporate reorganization as may be described by the Committee, any outstanding options under the Employee Option Plan shall be immediately fully exercisable by an optionee.

     The following is a brief summary of the Federal income tax aspects of stock options granted under the Employee Option Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     1. ISOs. No taxable income is realized by the participant upon the or exercise of an ISO. If Common Stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

     2. Non-qualified Stock Options. With respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

                         EMPLOYEE OPTION PLAN BENEFITS

     The table below sets forth benefits to be received by the persons listed therein in the event Amendment No. 1 to the Employee Option Plan increasing the number of shares available for grant is approved by the stockholders.

                                NUMBER OF SHARES
                                   SUBJECT TO       EXERCISE PRICE    VALUE OF
NAME AND POSITION                    OPTION           PER SHARE       OPTIONS
-----------------               ----------------    --------------    --------
  Non-executive Officer
     Employee Group..........        45,000                --(1)          --(2)

------------------

(1) To be priced based on the date the Amendment No. 1 to the Employee Option Plan becomes effective.

(2) Because options will be priced in the future, the value of benefits cannot be presently determined.

                         CONCLUSION AND RECOMMENDATION

     The Board of Directors believes it is in the best interests of the Company and its stockholders to adopt Amendment No. 1 to the Employee Option Plan, which increases the number of shares available for grant thereunder, to help attract and retain key persons of outstanding competence and to further align their interests with those of the Company's stockholders.

     A majority of the votes of all shares present, represented and entitled to vote is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENT NO. 1 TO THE EMPLOYEE OPTION PLAN.

               PROPOSAL 4: RATIFICATION OF SELECTION OF AUDITORS

     Ernst & Young LLP has served as independent public accountants for the Company since 1993 and has been selected to serve in such capacity for the year ending December 31, 1998, by all of those members of the Board of Directors who are not 'interested persons' of the Company, as defined in the 1940 Act. This selection is subject to ratification or rejection by the stockholders of the Company. Ernst & Young LLP has no financial interest in the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS TO THE COMPANY.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its executive officers, directors and greater than 10% beneficial owners, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its executive officers, directors and stockholders were timely satisfied, except that Messrs. Robert L. Allbritton, Adam Blumenthal, Landon Butler, Roland Cline, Neil M. Hahl, Stephen L. Hester, Philip
R. Harper, Stan Lundine and Malon Wilkus filed Form 3s twelve days late, Mr. Gladstone filed a Form 3 thirteen days late and Mr. Walko filed a Form 3 twenty-five days late.

                           PROPOSALS OF STOCKHOLDERS

     Any proposal intended to be presented for action at the 1999 Annual Meeting of Stockholders by any stockholder of the Company must be received by the Secretary of the Company not later than December 1, 1998 in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to its 1999 Annual Meeting of Stockholders. Nothing in this paragraph shall be deemed to require the Company to include any stockholder proposal that does not meet all the requirements for such inclusion established by the Securities and Exchange Commission in effect at that time.

                            METHOD OF COUNTING VOTES

     All duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card except that if no choice is specified, shares will be voted FOR the election of all nominees for Director. Abstentions and 'non-votes' will be counted as present only for purposes of determining a quorum. Abstentions are treated as votes against the proposals presented to the stockholders other than the election of directors. Because directors are elected by a plurality of the votes cast, abstentions are not considered in the election. A 'non-vote' occurs when a nominee holding shares on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                         FINANCIAL STATEMENTS AVAILABLE

     A copy of the Company's 1997 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER UPON WRITTEN REQUEST A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ('SEC') FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO KELLEY GREGORY, INVESTOR RELATIONS, AMERICAN CAPITAL STRATEGIES, LTD., 3 BETHESDA METRO CENTER, SUITE 860, BETHESDA, MARYLAND 20814. REQUESTS MAY ALSO BE DIRECTED TO MS. GREGORY AT (301) 951-6122 OR TO kelley_gregory@esops.com ON THE INTERNET. COPIES MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC'S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

                                                                    ATTACHMENT I

                   PROPOSED AMERICAN CAPITAL STRATEGIES, LTD.
                 1997 DISINTERESTED DIRECTOR STOCK OPTION PLAN

1. DEFINITIONS.

     In this 1997 Disinterested Director Stock Option Plan, except where the context otherwise indicates, the following definitions apply:

  1.1    --   Act means the Investment Company Act of 1940, as amended.
  1.2    --   Affiliate means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and
              (f) of the Code (but substituting the Company for employer corporation), including parents or subsidiaries of the Company which become such after adoption of the Plan.
  1.3    --   Agreement means a written agreement granting an Option that is executed by the Company and the
              Optionee.
  1.4    --   Board means the Board of Directors of the Company.
  1.5    --   Cause has the meaning set forth in Section 8.4.
  1.6    --   Code means the Internal Revenue Code of 1986, as amended.
  1.7    --   Committee means the committee of the Board and appointed by the Board to administer the Plan which committee will compose solely of Directors who are not participants in the Plan. Unless otherwise determined by the Board, the Executive Committee of the Board shall be the Committee.
  1.8    --   Common Stock means the common stock, par value $0.01 per share, of the Company.
  1.9    --   Company means American Capital Strategies, Ltd., a Delaware corporation.
  1.10   --   Date of Exercise means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 8.
  1.11   --   Date of Grant means the date on which an Option is granted under the Plan.
  1.12   --   Director means a member of the Board of Director of the Company.
  1.13   --   Disability means permanent and total disability within the meaning of Section 22(e)(3) of the code, as determined by the Committee.
  1.14   --   Eligible Individual means any Director of the Company who is not also an Employee and has not been an
              Employee at any time during the two-year period preceding the date on which an Option is granted to such Director.
  1.15   --   Employee means any employee of the Company or an Affiliate or any person who has been hired to be an employee of the Company or an Affiliate.
  1.16   --   Fair Market Value means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.
  1.17   --   Nonstatutory Stock Option means an Option granted under the Plan that does not qualify as an incentive stock option under Section 422 of the Code.
  1.18   --   Option means an option to purchase Shares under the Plan.
  1.19   --   Option Period means the period during which an Option may be exercised.
  1.20   --   Option Price means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee; provided, however, the Option Price shall be not less than the Fair
              Market Value of a Share as of the date of issuance of the Option. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 10 hereof.
  1.21   --   Optionee means an Eligible Individual to whom an Option has been granted.
  1.22   --   Plan means the American Capital Strategies, Ltd. 1997 Disinterested Director Stock Option Plan.
  1.23   --   Share means a share of Common Stock.

2. PURPOSE.

     The Plan is intended to assist the Company in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. ADMINISTRATION.

     The Committe shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which Options are granted, the Option Price, the number of Shares subject to an Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and other restrictions on Options. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.

4. ELIGIBILITY.

     Options may be granted only to Eligible Individuals.

5. INITIAL GRANTS OF OPTIONS.

  5.1    --   Notwithstanding any provision of the Plan to the contrary, upon the effectiveness of the Plan, as determined by Section 13 hereof, the Committee shall issue Options to purchase 15,000 Shares to each
              Eligible Individual.

  5.2    --   While such Options will be issued as of the effectiveness of the Plan, the Options issued to each
              Eligible Individual who was an Eligible Individual as of November 6, 1997 shall be deemed to vest over a three-year period beginning November 6, 1997, with one-third of the total number of such Options vesting on November 6 of each of the three years following November 6, 1997.

  5.3    --   The Option Period for such Options shall be the longer of November 6, 2007 or three (3) years after the date the Plan receives all necessary approvals from any regulatory authorities and the Company shareholders.

  5.4    --   The Option Price for each Share granted under Section 5.1 herein shall be the closing bid price for the Companys Common Stock on the Nasdaq National Market System on the date that the Plan becomes effective in accordance with Section 13.

6. STOCK SUBJECT TO THE PLAN.

  6.1    --   Subject to adjustment provided in Article 10 herein, the maximum number of Shares that may be issued under the Plan is 150,000 Shares.

  6.2    --   If an Option expires or terminates for any reason without having been fully exercised, the unissued
              Shares which had been subject to such Option shall become available for the grant of additional
              Options.

7. OPTIONS.

  7.1    --   All Options granted under the Plan shall be Nonstatutory Stock Options. Each Option granted under the
              Plan shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article
              7 and such other terms and conditions not inconsistent with the Plan as the Committee may specify.

  7.2    --   The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided however, that an Option shall not be exercisable after ten years from its Date of Grant.

  7.3    --   The maximum number of Shares that may be covered by Options granted to any Eligible Individual during term of this Plan shall not exceed 25,000 Shares.

8. EXERCISE OF OPTIONS.

  8.1    --   An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the
              Shares with respect to which the Option is exercised as provided in Section 8.2 hereof.

  8.2    --   Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise; (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) by delivery of a promissory note as provided in Section 8.3 hereof; or (d) by surrender to the Company of an Option
              (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x)
              that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market
              Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market
              Value of any Fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares.

  8.3    --   To the extent provided in an Option Agreement and permitted by applicable law, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payments thereof; provided however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 8.3 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

  8.4    --   In the event of the death or Disability of an Optionee during his service as a director, all of his or her unexercised options shall immediately become exercisable and may be exercised (by his or her personal representative in the event of such death) for a period of three years following the date of such death or one year following the date of such Disability, but in no event after the respective expiration dates of such Options. In the event of the termination of an Optionees service as a director for Cause, any Options held by him or her under this Plan not theretofore exercised shall terminate immediately upon such termination of service as a director and may not be exercised thereafter, unless otherwise determined by the Committee. The Committee in its sole discretion may determine that an Optionees service as a director was terminated for Cause, if it finds that the
              Optionee willfully violated any of the Companys policies on ethical business conduct or engaged in any activity or conduct during his or her service as a director which was inimical to the best interests or the Company. If an Optionees service as a director is terminated for any reason other than by his death or Disability or by the Company for Cause, his Options, to the extent then exercisable, may be exercised within one year immediately following the date of termination, but in no event after the respective expiration dates of such Options.

9. RESTRICTIONS ON TRANSFER.

     Options shall not be transferable other than by will or the laws of descent and distribution, except as otherwise provided in an Agreement. An Option may be exercised during the Optionees lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

10. CAPITAL ADJUSTMENTS.

     In the event of any change in the outstanding Common Stock by reason of any stock dividend, cash dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may in its discretion, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options and (iii) the aggregate number and class of Shares that may be issued under the Plan.

11. TERMINATION OR AMENDMENT.

     The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Companys stockholders to the extent stockholder approval is required by applicable law or regulations and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted nor any Shares issued under the Plan during any suspension or after termination of the Plan.

12. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS; SUBSTITUTED OPTIONS.

 12.1    --   Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Any such substituted Options may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options or stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionees right or obligations under such Option.

 12.2    --   Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the
              Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

13. EFFECTIVENESS OF THE PLAN.

     The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within twenty-four (24) months after such adoption by the Board and provided, further, that if required by the Act, the Plan or any amendment thereto shall not become effective until the Securities and Exchange Commission or other governmental authority shall have granted the necessary or exemptions other consents pursuant thereto, but to the extent legally permissible, any such effectiveness shall be deemed to occur retroactive to the adoption thereof by the Board. Options may be granted prior to stockholder approval of the Plan or the issuance of necessary governmental exemptions or consent, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval and of the issuance of such governmental exemptions or consents, (b) no Option may be exercised prior to such stockholder approval and (c) any such Option shall be void ab initio if such stockholder approval or such governmental exemptions or consents are not obtained.

14. WITHHOLDING.

     The Companys obligation to deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by combination of such means: (i) tendering a cash payment;
(ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee; or (iii) delivering to the Company already owned and unencumbered Shares.

15. TERM OF THE PLAN.

     Unless sooner terminated by the Board pursuant to Section 12 herein, the Plan shall terminate on November 6, 2007, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

16. INDEMNIFICATION OF COMMITTEE.

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

17. GENERAL PROVISIONS.

 17.1    --   The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

 17.2    --   The Plan does not constitute inducement or consideration for the service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation
              in the Plan shall not give an Eligible Individual any right to be retained in the service of the
              Company or any Affiliate.

 17.3    --   Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, or restricted stock, otherwise that under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval of the same.

 17.4    --   The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

 17.5    --   The Plan shall be governed in accordance with the laws of the State of Delaware.

 17.6    --   The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange
              Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

 17.7    --   The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the
              Committee, and without complying to the Committees complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                                                                   ATTACHMENT II

                   PROPOSED AMERICAN CAPITAL STRATEGIES, LTD.
                               AMENDMENT NO. 1 TO
                             1997 STOCK OPTION PLAN

     WHEREAS, the Compensation Committee of the Board of Directors of American Capital Strategies, Ltd. (the 'Corporation') has approved a certain amendment to the 1997 Stock Option Plan (the 'Plan'), pursuant to resolutions of the Board of Directors approved as of February 12, 1997; and

     WHEREAS, this Amendment No. 1 shall serve to evidence such amendment.

          1. Section 5.1 of the Plan shall be modified to read in its entirety as follows:

                'Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 1, 828,252 Shares.'

          2. This Amendment No. 1 shall become effective only upon approval by the stockholders of the Corporation in accordance with the Delaware General Corporation Law.
                                      A-7

                                     PROXY
                       AMERICAN CAPITAL STRATEGIES, LTD.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL STRATEGIES, LTD. (THE "COMPANY") TO BE HELD ON May 14, 1998.

     The undersigned hereby appoints Malon Wilkus and John Erickson and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders of the Company to be held at the Bethesda Residence Inn, 7335 Wisconsin Avenue, Bethesda, Maryland on May 14, 1998, at 10:00 a.m., local time, and any adjournments thereof.

(1)  Election of Directors:

/_/ FOR all of the following director nominees (except as indicated to the contrary below):

David Gladstone
Robert L. Allbritton
Landon Butler


/_/   AGAINST the following nominees (please print name or names):

/_/ WITHHOLD AUTHORITY (ABSTAIN) to vote for the following nominees (please print name or names):

/_/   AGAINST all nominees.

/_/   WITHHOLD AUTHORITY (ABSTAIN) to vote for all nominees.

/_/   FOR      /_/ AGAINST       /_/ ABSTAIN

(2)  Approval of Adoption of 1997 Disinterested Director Stock Option Plan:

/_/   FOR      /_/ AGAINST       /_/ ABSTAIN

(3)  Approval of Amendment No.1 to 1997 Stock Option Plan:

/_/   FOR      /_/ AGAINST       /_/ ABSTAIN

(4)  Ratification of appointment of Ernst & Young LLP as accountants:

/_/   FOR      /_/ AGAINST       /_/ ABSTAIN

(5) In their discretion on any matter that may properly come before said meeting or any adjournment thereof.

(PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.)


Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR the election of all nominees for Directors.

PLEASE SIGN HERE AND RETURN PROMPTLY




Date __________ __ , 1998

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles. If you have changed your address, please PRINT your new address on this line.